SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.  20549



                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 15, 1996


                       Strategia Corporation
        (Exact name of registrant as specified in charter)


   Kentucky                0-21662                  61-1064606
(State or other          (Commission              (IRS Employer
jurisdiction of          File Number)             Identification
incorporation)                                    No.)


10301 Linn Station Road
P. O. Box 37144
Louisville, Kentucky                                   40233-7144
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code: (502)426-3434


                Dataguard Recovery Services, Inc.
                 (Former name or former address,
                  if changed since last report.)















             INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

     In accordance with the safe harbor provisions of Section 22E, Strategia Corporation is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those estimated in forward looking statements made by or on behalf of the Company.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          Exhibit 99.1 - Cautionary Statement for Purposes of
                         Section 22E of the Securities Exchange
                         Act of 1934.


                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              STRATEGIA CORPORATION


                        By /s/ Richard W. Smith
                           Richard W. Smith, President


                        Date: August 15, 1996